SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR INTERNATIONAL VALUE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for International Value Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tyler J. Brown, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2026
Tarit Rao Chakravorti, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2026
Keith E. White, Senior Managing Director and Equity Portfolio Manager	Since 2026

Effective December 31, 2026, in the Management subsection, information regarding Andrew M. Corry and James H. Shakin will be deleted.